SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:
[X]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Under  Sec.240.14a-12

                          KIWI NETWORK SOLUTIONS, INC.
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required
[ ]  $125  per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item  22(a)(2)  of  Schedule  14A.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate  number  of  securities  to  which  transaction  applies:


         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4)  Proposed  maximum  aggregate  value  of  transaction:


         -----------------------------------------------------------------------
     5)  Total  fee  paid:


         -----------------------------------------------------------------------

[ ]  Fee  paid  previously  by  written  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
                                   ------------------------------------------
     2)  Form  Schedule  or  Registration  Statement  No.:
                                                            -----------------
     3)  Filing  Party:
                        -----------------------------------------------------
     4)  Date  Filed:
                        -----------------------------------------------------

                             KIWI NETWORK SOLUTIONS INC.
                     Simpson  Tower,  401  Bay  St,  #2112
                            Toronto, Ontario, M5H 2Y4
                                 (416) 271-2514


                            NOTICE OF PROPOSED ACTION
   BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK
                    TO BE TAKEN ON OR ABOUT JANUARY 31, 2005


To  the  Stockholders  of  KIWI  NETWORK  SOLUTIONS  INC.:

Notice is hereby given to all stockholders that KIWI NETWORK SOLUTIONS INC., a Nevada corporation ("KIWI" or the "Company") is seeking the written consent of a majority of the outstanding shares of common stock (the "Action") of the Company, in accordance with Section 78.320 of the Nevada Revised Statutes ("NRS'). The Action consists of adopting and approving the (i) Amended and Restated Articles of Incorporation, including a change in the name of the Company to Trimax Corporation and a change in the authorized stock of KIWI to add 95,000,000 shares of common stock and 19,000,000 shares of preferred stock, par value $0.001 per share, and (ii) election of new directors. The written consents are to be received by January 31, 2005.

Only stockholders of record at the close of business on December 17, 2004 will be entitled to receipt of this Proxy Statement and to submit their written consent.


     By  Order  of  the  Board  of  Directors


    /s/  Derek  Pepler
-------------------------
Derek  Pepler,  President


Approximate  date  of  mailing:  January  14,  2005

                           KIWI NETWORK SOLUTIONS INC.
                        Simpson Tower, 401 Bay St, #2112
                            Toronto Ontario, M5H 2Y4
                                 (416) 271-2514


                                 PROXY STATEMENT

  ACTION BY WRITTEN CONSENT OF A MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK

The Board of Directors of KIWI NETWORK SOLUTIONS INC., Inc., a Nevada corporation ("KIWI" or the "Company"), is furnishing this Proxy Statement to the holders of the common stock, $0.001 par value per share, of KIWI in connection with action by written consent of the holders of a majority of the issued and outstanding shares of the voting common stock of KIWI to be taken by January 31, 2005, in accordance with Section 78.320 of the Nevada Revised Statutes. The action to be taken consists of adopting and approving Amended and Restated Articles of Incorporation, including a change in the name of the Company to Trimax Corporation, a change in the capitalization of KIWI to add 95,000,000 authorized shares of common stock and 19,000,000 authorized shares of preferred stock, par value $0.001 per share, and electing a new Board of Directors. The amendments to the Articles of Incorporation of KIWI are being made to increase the authorized share capital of the Company which is expected to allow the Company to make acquisitions as it moves forward to implement its business plan, and to provide the Company with more flexibility to conduct equity financings. This written consent is irrevocable.

This Proxy Statement is first being mailed to stockholders on January 14, 2005. Only stockholders of record at the close of business on December 17, 2004 are entitled to notice of the action, to receive this Proxy Statement and to submit their written consent.

The Board of Directors have adopted and approved resolutions to effect the change to the Articles of Incorporation of the Company. The resolutions require approval from persons owning the majority of the outstanding voting common stock of KIWI. See the section of this Proxy Statement entitled "Vote Required for Approval" below. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Nevada and are expected to become effective on or about January 31, 2005.

The Company's annual report on Form 10-KSB, for the fiscal year ended September 30, 2003, is being mailed with this statement.

                                DISSENTERS RIGHTS

Stockholders have no dissenters rights with respect to the matters referred to in this Proxy Statement.

                VOTING SECURITIES  AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on December 17, 2004 as the record date for the determination of the common stockholders entitled to notice of and to take action by written consent.

On the record date, KIWI had 4,999,998 shares of common stock, $0.001 par value, issued and outstanding. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to adopt and approve the Amended and Restated Articles Amendment and to elect directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 17, 2004, certain information known to the Company regarding the beneficial ownership of the Company's common stock, $0.001 par value per share, for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. All of the beneficial owners listed are accessible at Simpson Tower, 401 Bay St, #2112, Toronto Ontario, M5H2Y4, the Company's principal offices.




NAME OF STOCKHOLDER                                            SHARES                  PERCENTAGE OF
                                                            BENEFICIALLY                 CLASS OWNED
                                                               OWNED
                                                            ------------

Derek Pepler - President and a Director                           20,043                     0.004%

Robert Vivacqua - Director . . . . . . . . . . . . . . . .         2,500                     0.0005%

Ernest Kolenda -Director . . . . . . . . . . . . . . . . .         1,470                     0.0003%


All Executive Officer and Directors as a Group (3 persons)        24,013                     0.0048%





    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The directors and executive officers of KIWI do not have any substantial interest in the matters to be acted upon other than the effect of certain provisions in the proposed Amended and Restated Articles of Amendment that entrench them in their positions and ensure their continued control of the Company. For further discussion of those provisions, please see the section of this Proxy statement entitled "Amended and Restated Articles of Incorporation."

                           VOTE REQUIRED FOR APPROVAL

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to stockholders for their consideration at an annual or a special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Amended and Restated Articles of Incorporation completely supersede the existing Articles of Incorporation of the Company. On December 17, 2004 the Board of Directors of the Company signed resolutions approving the adoption of the Amended and Restated Articles of Incorporation and called for approval by a vote of the stockholders of the Company.

The following is a summary comparison of the major changes to the current Articles of Incorporation of the Company proposed in the Amended and Restated
Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit A. Where relevant, a brief discussion is included explaining the purpose of the change and its effect on stockholders, both positive and negative.

The overall effect of the changes to the Articles of Incorporation of KIWI is to provide the Company with more flexibility to make acquisitions or conduct equity financings.

                                                 Previous Articles of                             Amended and Restated
Subject Matter of Change                            Incorporation                             Articles of Incorporation
-------------------------------        ------------------------------------------       -------------------------------------
1. Name of Company                     Article I.KIWI NETWORK SOLUTIONS INC.            Article I. The name of the Company is
                                                                                        Trimax Corporation
-------------------------------        ------------------------------------------       -------------------------------------
Purpose:  To  change the Company's name so that it can expand or diversify its core business.

Effect:  There  is  no effect on shareholders from the change in the name of the Company.  The  name change will facilitate the Company's shift from being in the manufacturing  and/or  distribution  of  a  handheld  communication device to expanding into other acquisitions  and  joint  venture  relationships.


                                                 Previous Articles of                             Amended and Restated
Subject Matter of Change                            Incorporation                             Articles of Incorporation
-------------------------------        ------------------------------------------      -------------------------------------
2.  Authorized capital                 Article II, Section 2.1 6,000,000, consisting   Article II, Section 2.1.  120,000,000 total
                                       of 5,000,000 shares of common stock, having a   authorized shares, consisting of 100,000,000
                                       par value of $0.001 per share and 1,000,000     shares of common stock having a par value of
                                       shares of Preferred Stock having a par value    $0.001 per share and 20,000,000 shares of
                                       of $0.001 per share.                            preferred stock having a par value of $0.001
                                                                                       per share.

-----------------------------------------------------------------------------------------------------------------------------------
Purpose:  To enable the Board of Directors to increase the amount of common shares available to the Company for  financing purposes or for acquisitions and the amount of preferred shares available to the Company to establish classes and series of preferred stock with separate rights and preferences to that of common stock.

Effect:  Authorizing  the  additional  preferred  stock  provides  the  Board of Directors  with  a  mechanism  for  establishing a separate class of stock with superior  rights  to  that  of the common stock of the Company.  The issuance of either common or preferred stock may dilute stock ownership of holders of common stock  and  thereby reduce their voting power and reduce their rights to the net assets  of  the  Company  upon  dissolution.


                        ELECTION OF DIRECTORS - NOMINEES

These three directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. All nominees have consented to being named as nominees and have agreed to serve if elected.

The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2005 Annual Meeting of Shareholders. The Board of Directors has no reason to believe that the three nominees will be unwilling or unable to serve.



NAME  OF  NOMINEE     AGE     POSITIONS  HELD
-----------------     ---     ---------------
Derek  Pepler          46     President  since  2004  and
                                    Director  since  2003
Robert  Vivacqua       40     Director  since  2004
Ernest  Kolenda        49     Director  since  2004

There are no family relationships among any of the directors and executive officers.

The following text sets forth certain biographical information concerning each nominee:

Derek Pepler - Director and President. From 1986 to 1994, Mr. Pepler specialized in Commercial, Investment and development real estate as a Senior Consultant with Colliers International and with Oxford Development Group as a Director. From 1994 to 1999, Mr. Pepler worked with several merchant banks as V.P. Sales and Marketing, managing debt financing and venture capital opportunities. Since 1999 (to present) he has worked as a consultant managing sales and distribution of financial products for several securities dealers.

Robert Vivacqua - Director. Mr. Vivacqua has over 7 years experience as a Financial Planner and Investment Advisor and has worked within several large and medium sized firms within the investment industry. He gained his start in the investment industry while at Bank of America where he made the transition from computer science (in which he initially acquired a degree) to a currency trader. From there he graduated into the position of Financial Analyst at Elliott & Page Mutual Funds, which eventually amalgamated into Manulife Financial where he presently maintains a position as a consultant. Further, he also became a partner in a small independent Venture Capital Firm named RJ Sterling Venture
Capital where he performs a wide range of duties for its customers such as financial/estate planning, advising, and mortgage facilitator for individual investors. In addition he has procured and assisted in various financings for small to mid sized private/public companies through his and the company's relationships within the investment industry

Ernest Kolenda - Director. Mr. Kolenda developed his business skills through entrepreneurial endeavors. Since 2000, Mr. Kolenda has been directly or indirectly providing consulting services to various concerns in matters of due diligence, corporate governance, mergers and acquisitions, capital funding, restructuring, personnel and operations. Currently Mr. Kolenda is involved in the creation and establishment of a CPC, Sackport Ventures Inc., on the TSX venture exchange. In 1991, Mr. Kolenda sold his private business interests to Eiger Technologies Inc., or its predecessor, a public company listed on the Toronto Stock Exchange and OTCBB, where he was Corporate Secretary and director from 1991 to 2000. During his business career, Mr. Kolenda has been active in both successful private and public corporations, from infancy to fully reporting public status, as well as, in Board of Director positions for private, public and chartable organizations.

                          BOARD MEETINGS AND COMMITTEES

During the fiscal year ended September 30, 2004, the Board of Directors had four meetings. Each nominee attended over 80% of the meetings held. The Board of Directors has no committees.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION  OF  NAMED  EXECUTIVE  OFFICERS

     The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended September 30, 2004, and annual compensation, including salary and bonuses paid by the Company to the President. No other executive officers received any compensation in the fiscal year ended September 30, 2004. The Company does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers or employees. The Company does not compensate any of its executives with any personal benefits. No other compensation was granted for this fiscal year ended September 30, 2004. The Company does not have any stock option plans.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------

                                                              Long Term Compensation
-------------------------------------------------------------------------------------------------------------
                            Annual Compensation                 Awards                Payouts
-------------------------------------------------------------------------------------------------------------
                                                                      Securities
Name                                          Other     Restricted    Underlying
and                                          Annual       Stock         Options/         LTIP       All Other
Principal                                    Compens-     Awards        SARs (#)       Payouts     Compen-
Position. . .  Year  Salary ($)  Bonus ($)    ation        ($)                                    sation ($)
-------------------------------------------------------------------------------------------------------------

Derek Pepler.  2004    N/A         N/A        $ 0              0         N/A             N/A         $0
(President) .  2003    N/A         N/A        $ 0      2,000,000*        N/A             N/A         $0
-------------------------------------------------------------------------------------------------------------

* These shares total 2,000,000 prior to the reverse stock split, the net effect of which is 20,000 shares.

                            COMPENSATION OF DIRECTORS

The  directors  have  received  no  compensation  for  their  services.


                              STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the 2006 annual meeting of shareholders, the Company must receive written notice of any shareholder proposal by September 30, 2005. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2004 Annual Meeting. All proposals and nominations should be directed to the Company's principal executive offices at Simpson Tower, 401 Bay St, #2112, Toronto Ontario, M5H2Y4.


                       WHERE YOU CAN FIND MORE INFORMATION

KIWI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web-site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.



                                  OTHER MATTERS

A copy of the proposed Amended and Restated Articles of Incorporation is enclosed herewith as Exhibit A.

Dated:  December  30,  2004
        -------------------
By  Order  of  the  Board  of  Directors


/s/  Derek  Pepler
----------------------
Derek  Pepler  President